Exhibit 32.2

CERTIFICATION PURSUANT TO

 SECTION 1350, CHAPTER 63 OF TITLE 18, UNITED STATES CODE,

 AS ADOPTED PURSUANT TO

 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to Section 1350, Chapter 63 of Title 18, United States Code, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned, the Vice President, Treasurer and Chief Financial Officer of American Science & Engineering, Inc. (the “Company”), does hereby certify that to the undersigned’s knowledge:

1       the Company’s Report on Form 10-Q for the quarter ended December 31, 2007 (“10-Q”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2       the information contained in the Company’s 10-Q being filed fairly presents, in all material respects, the financial condition and results of operation of the Company.

Date: February 11, 2008	/s/ Kenneth J. Galaznik
Kenneth J. Galaznik
Chief Financial Officer and Treasurer

A signed original of this written statement required by Section 906 has been provided to American Science & Engineering, Inc. and will be retained by American Science & Engineering, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.